KIMCO REALTY CORPORATION
                            (A MARYLAND CORPORATION)

                    $35,000,000 4.961% SENIOR NOTES DUE 2007

                           PLACEMENT AGENCY AGREEMENT

                                                               November 15, 2002

BANC OF AMERICA SECURITIES LLC
NC1-007-08-17
100 NORTH TRYON STREET
CHARLOTTE, NORTH CAROLINA 28255

J.P. MORGAN SECURITIES INC.
270 PARK AVENUE
NEW YORK, NEW YORK 10017

FLEET SECURITIES, INC.
100 FEDERAL STREET
BOSTON MA 02110

HSBC SECURITIES (USA) INC.
TOWER 10
452 FIFTH AVENUE
NEW YORK, NY 10018

WACHOVIA SECURITIES, INC.
301 SOUTH COLLEGE STREET, DC-8
CHARLOTTE, NC 28288

Ladies and Gentlemen:

         Kimco Realty Corporation, a Maryland corporation (the "Company") hereby agrees with Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc., each as an agent of the Company (collectively, the "Placement Agents"), with respect to the issue and sale by the Company of, and the solicitation by the Placement Agents on behalf of the Company of offers to purchase, $35,000,000 aggregate principal amount of the Company's 4.961% Senior Notes due November 30, 2007 (the "Notes") to the Core Investment Grade Bond Trust I (the "Trust"). The Notes are to be issued under an indenture dated as of September 1, 1993, as amended by the First Supplemental Indenture dated as of August 4, 1994, the Second Supplemental Indenture dated as of April 7, 1995 and as further amended or supplemented from time to time (the "Indenture") between the Company and Bank of New York (as successor by merger to IBJ Schroder Bank & Trust Company), as trustee (the



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"Trustee"). The Company hereby appoints the Placement Agents as its exclusive agents for the solicitation of offers to purchase the Notes from the Company by the Trust, and each Placement Agent hereby accepts such appointment. The Company shall not appoint any other entity or person to act on its behalf, or to assist it, in the placement of the Notes. Notwithstanding anything to the contrary contained herein, the parties hereto agree that no Placement Agent shall be obligated, under any circumstance, to purchase Notes from the Company, as principal or otherwise.

         On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein specified, each Placement Agent, acting solely as an agent of the Company, will use its reasonable efforts to solicit offers from the Trust for the purchase of the aggregate principal amount of the Notes from the Company specified opposite its name in Schedule A attached hereto. Each Placement Agent will communicate to the Company, orally, each offer for the purchase of Notes it has solicited on an agency basis. In the event that a Placement Agent orally communicates to the Company that it has received an offer for the purchase of Notes at a price at least equal to 100% of the principal amount thereof, then the Company shall accept such offer in whole, provided that the aggregate of all such offers does not exceed $35,000,000 aggregate principal amount of Notes. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by a Placement Agent on an agency basis and accepted by the Company or fails to satisfy any condition to its issuance and sale of the Notes hereunder, the Company shall (i) hold such Placement Agent harmless against any loss, claim or damage arising from, or as a result of, such default or failure and (ii) pay to such Placement Agent the commission to which it would otherwise be entitled absent such default or failure.

         The Company has filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (333-61303 and 333-59970) for the registration of debt securities, including the Notes, and certain of the Company's equity securities and warrants to purchase such equity securities, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statements (including all pre-effective amendments thereto) have been declared effective by the Commission, the Company has filed such post-effective amendments thereto as may have been required prior to the execution of this Agreement and each such post-effective amendment has been declared effective by the Commission and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act") and the rules and regulations of the Commission under the 1939 Act. Such registration statements (as so amended, if applicable), including all information, if any, deemed to be a part thereof pursuant to Rule 434 of the 1933 Act Regulations, are collectively referred to herein as the "Registration Statement" and the final prospectus and the prospectus supplement relating to the offering of the Notes (the "Prospectus Supplement"), in the form first filed pursuant to Rule 424(b) under the 1933 Act Regulations, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of this Agreement. All references in this Agreement to financial statements and schedules and other



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information which is "contained," "included" or "stated" in the Registration
Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. If the Company files a registration statement with the Commission to register a portion of the Notes and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statements referred to above (333-61303 and 333-59970) and the Rule 462 Registration Statement.

          Section 1. Representations and Warranties.

         (a) The Company represents and warrants to each Placement Agent, as of the date hereof, as follows:

                  (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective and at each time thereafter on which the Company filed an Annual Report on Form 10-K with the Commission, complied, and as of the date hereof comply, in all material respects with the requirements of the 1933 Act, 1933 Act Regulations and the 1939 Act; the Registration Statement, at the time the Registration Statement became effective and at each time thereafter on which the Company filed an Annual Report on Form 10-K with the Commission, did not, as of the date hereof does not and at each time thereafter on which any amendment to the Registration Statement becomes effective or the Company files an Annual Report on Form 10-K with the Commission, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date hereof does not, and at Closing Time (as hereinafter defined) will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Placement Agent expressly for use in the Registration Statement or the Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility under the 1939 Act (Form T-1) (the "Statement of Eligibility") of the Trustee under the Indenture.

                  (ii) The accountants who certified the financial statements, financial statement schedules and historical summaries of revenue and certain operating expenses for the properties related thereto included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.


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


                  (iii) The historical financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as may otherwise be stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the financial statement schedules and other financial information and data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein.

                  (iv) The historical summaries of revenue and certain operating expenses included or incorporated by reference in the Registration Statement and the Prospectus, if any, present fairly the revenue and those operating expenses included in such summaries for the periods specified in conformity with generally accepted accounting principles; the pro forma condensed consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus, if any, present fairly the pro forma financial position of the Company and its consolidated subsidiaries as at the dates indicated and the pro forma results of their operations for the periods specified; and the pro forma condensed consolidated financial statements, if any, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, the assumptions on which such pro forma financial statements have been prepared are reasonable and are set forth in the notes thereto, such pro forma financial statements have been prepared, and the pro forma adjustments set forth therein have been applied, in accordance with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, and such pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements.

                  (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions or acquisitions entered into by the Company or any of its subsidiaries other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Company's common stock, par value $.01 per share (the "Common Stock"), or dividends declared, paid or made in accordance with the terms of any series of the Company's preferred stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) The Company has been duly incorporated and is validly existing as a corporation under the laws of Maryland and is in good



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         standing with the State Department of Assessments and Taxation of
         Maryland with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (vii) Each significant subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) of the Company (each, a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Company or any of its subsidiaries and referred to in the Prospectus.

                  (viii) The Indenture has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (ix) The Notes have been duly and validly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, against payment of the consideration therefor, the Notes will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); the Notes and the Indenture conform in all material respects to


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         all statements relating thereto contained in the Prospectus; and the
         Notes will be entitled to the benefits provided by the Indenture.

                  (x) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement or the Indenture and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action, and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court order or decree.

                  (xi) The Company has operated and intends to continue to operate in such a manner as to qualify to be taxed as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"), for the taxable year in which sales of the Notes are to occur.

                  (xii) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xiii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Prospectus (other than as disclosed therein) or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement or the Indenture or the transactions contemplated herein or therein; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of its property or assets is


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         the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                  (xiv) Neither the Company nor any of its subsidiaries is required to own or possess any trademarks, service marks, trade names or copyrights in order to conduct the business now operated by it, other than those the failure to possess or own would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (xv) No authorization, approval or consent of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as may be required under the 1933 Act, the 1939 Act or the 1933 Act Regulations, state securities laws or real estate syndication laws.

                  (xvi) The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, other than those the failure to possess or own would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (xvii) The Company has full corporate power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company.

                  (xviii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, as of the date hereof and as of the Closing Time or during the period specified in Section 4(f), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the



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         statements therein, in the light of the circumstances under which they were made, not misleading.

                  (xix) Except as otherwise disclosed in the Prospectus and except as would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise: (i) all properties and assets described in the Prospectus are owned with good and marketable title by the Company, its subsidiaries and/or a joint venture or partnership in which any such party is a participant (a "Related Entity"); (ii) all of the leases under which any of the Company, its subsidiaries or, to the knowledge of the Company, Related Entities holds or uses real properties or assets as a lessee are in full force and effect, and neither the Company, nor any of its subsidiaries or, to the knowledge of the Company, Related Entities is in material default in respect of any of the terms or provisions of any of such leases and no claim has been asserted by anyone adverse to any such party's rights as lessee under any of such leases, or affecting or questioning any such party's right to the continued possession or use of the leased property or assets under any such leases; (iii) all liens, charges, encumbrances, claims or restrictions on or affecting the properties and assets of any of the Company, its subsidiaries or Related Entities which are required to be disclosed in the Prospectus are disclosed therein; (iv) neither the Company, nor any of its subsidiaries or, to the knowledge of the Company, Related Entities nor any lessee of any portion of any such party's properties is in default under any of the leases pursuant to which any of the Company, its subsidiaries or, to the knowledge of the Company, Related Entities leases its properties and neither the Company, nor any of its subsidiaries or Related Entities knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (v) no tenant under any of the leases pursuant to which any of the Company, or its subsidiaries or, to the knowledge of the Company, Related Entities leases its properties has an option or right of first refusal to purchase the premises demised under such lease; (vi) each of the properties of any of the Company,or to the knowledge of the Company, its subsidiaries or Related Entities complies with all applicable codes and zoning laws and regulations; and (vii) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to the properties of any of the Company, or its subsidiaries or Related Entities.

                  (xx) Title insurance in favor of the mortgagee or the Company, its subsidiaries and/or their Related Entities is maintained with respect to each shopping center property owned by any such entity in an amount at least equal to (a) the cost of acquisition of such property or (b) the cost of construction of such property (measured at the time of such construction), except, in each case, where the failure to maintain such title insurance would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business



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         affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (xxi) The mortgages and deeds of trust encumbering the properties and assets described in the Prospectus are not convertible nor does any of the Company or its subsidiaries hold a participating interest therein.

                  (xxii) Each of the partnership and joint venture agreements to which the Company or any of its subsidiaries is a party, and which relates to real property described in the Prospectus, has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought, and the execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter or by-laws of such party or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court order or decree.

                  (xxiii) None of the Company or any of its subsidiaries has any knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by it or the Related Entities, or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and in connection with the construction on or operation and use of the properties owned by the Company, its subsidiaries and Related Entities, each of the Company, and its subsidiaries represents that it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

         (b) Any certificate signed by any officer of the Company and delivered to the Placement Agents or to counsel for the Placement Agents in connection with the issuance and sale of the Notes to the Trust shall be deemed a representation and warranty by the Company to each Placement Agent as to the matters covered thereby on the date of such certificate.


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


Section 2. Placement Agent Commission and Delivery of Notes.

         (a) The Company hereby agrees to pay to each Placement Agent a commission equal to 0.30% of the principal amount of each Note to be delivered to a purchaser whose offer has been solicited by such Placement Agent on an agency basis and has been accepted, or is required to be accepted in accordance with the terms hereof, by the Company. Such commission shall be payable, at the option of the applicable Placement Agent, either in the form of a discount from the price received from purchasers of Notes or directly from the Company. Delivery of Notes sold through a Placement Agent as an agent of the Company shall be made by the Company to such Placement Agent for the account of the purchaser thereof only against payment therefor in immediately available funds. In the event that the purchaser of Notes fails to accept delivery of such Notes or fails to make payment in full therefor at the Closing Time, the applicable Placement Agent shall promptly notify the Company and return such Notes to the Company. If such Placement Agent has theretofore paid the Company for such Notes, the Company shall promptly return the related funds to such Placement Agent and shall reimburse such Placement Agent on an equitable basis for its loss of the use of funds for the period such funds were credited to the Company's account.

         The Company acknowledges that the placement of Notes arranged by the Placement Agents for the Company on an agency basis is being conducted by the Placement Agents in reliance upon the representations, warranties, covenants and agreements contained herein.

         (b) Payment of the purchase price for, and delivery of, the Notes to be purchased by the Trust shall be made at the office of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Placement Agents and the Company, at 9:00 A.M., New York City time, on November 20, 2002 or at such other time as shall be agreed upon by the Placement Agents and the Company (the "Closing Time"). The Notes shall be delivered in the form of one or more global certificates in aggregate denomination equal to the aggregate principal amount of Notes upon original issuance and registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC").

         Section 3. Delivery of the Prospectus; No Contest of Enforceability of Securities Laws Rights. The Company hereby authorizes and directs the Placement Agents to deliver a copy of the Prospectus to each purchaser of Pass-Through Certificates (the "Certificates") issued under the Trust Agreement, dated as of November 15, 2002 (the "Trust Agreement"), among Core Bond Products LLC, as depositor (the "Depositor"), Banc of America Securities LLC, as administrative agent, and The Bank of New York, as trustee (the "Certificates Trustee"). Furthermore, each of the Company and the Placement Agents (i) acknowledges that the Certificates Trustee has assigned to purchasers and subsequent holders of the Certificates its rights against the Company and such Placement Agent under U.S. federal and state securities laws with respect to its purchase of the Notes and (ii) agrees not to contest the enforceability of such assignment.



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         Section 4. Covenants of the Company. The Company covenants with each
Placement Agent as follows:

         (a) Immediately following the execution of this Agreement, the Company will prepare a Prospectus Supplement setting forth the material terms of the issuance and sale of the Notes and such other information as the Placement Agents and the Company deem appropriate in connection with the issuance and sale of the Notes; and the Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the Placement Agents as many copies of the Prospectus as the Placement Agents shall reasonably request.

         (b) The Company will notify each Placement Agent immediately, and confirm such notice in writing (only if written notice is requested by the Placement Agents) as soon as reasonably practicable, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) any change in or withdrawal of the rating assigned by a nationally recognized statistical rating organization to any long-term debt securities of the Company or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review its rating of any long-term debt securities of the Company, and (vi) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and the Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (c) At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with the issuance and sale of the Notes, the Company will give each Placement Agent notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, 1934 Act or otherwise (including any revised prospectus which the Company proposes for use by the Placement Agents in connection with the issuance and sale of the Notes which differs from the prospectus on file at the Commission at the time the Registration Statement first becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations, or any abbreviated term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations), and will furnish each Placement Agent with copies of any such amendment or supplement or other documents proposed to be filed or used a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or other documents in a form to which counsel for the Placement Agents shall reasonably object.

         (d) The Company will deliver to each Placement Agent as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as each Placement Agent reasonably requests.

         (e) The Company will furnish to each Placement Agent, from time to time during the period when the Prospectus is required to be delivered under the 1933

Act or the 1934 Act in connection with issuance and sale of the Notes, such number of copies of the Prospectus (as amended or supplemented) as each Placement Agent may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

         (f) If at any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with the issuance and sale of the Notes any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Placement Agents or counsel for the Company, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, then the Company will promptly prepare and, subject to Section 4(c) file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1933 Act, the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

         (g) The Company will endeavor, in cooperation with each Placement Agent, to qualify the Notes for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as each Placement Agent may designate; and in each jurisdiction in which the Notes have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction where it is not so qualified.

         (h) With respect to the issuance and sale of the Notes, the Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement.

         (i) The Company will use its best efforts to meet the requirements to qualify as a "real estate investment trust" under the Code for the taxable year in which the issuance and sale of the Notes are to occur.

         (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Notes, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time period prescribed by the 1934 Act and the 1934 Act Regulations.

         (k) The Company will not, between the date hereof and the Closing Time, without the prior written consent of each Placement Agent, which shall not be unreasonably withheld, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any debt securities of the Company with a maturity of more than one year (other than the Notes which are to be sold pursuant to this Agreement).

         Section 5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
(i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the printing and filing of this Agreement,
(iii) the preparation, issuance and delivery of the Notes to the Placement Agents, (iv) the fees and disbursements of the Company's counsel and accountants, of the Trustee and its counsel, (v) the qualification of the Notes under securities laws and real estate syndication laws in accordance with the provisions of Section 4(g), including filing fees and the fees and disbursements of counsel for the Placement Agents in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Placement Agents of copies of the Registration Statement as originally filed and of each amendment thereto, and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Placement Agents of copies of the Indenture, (viii) any fees charged by nationally recognized statistical rating organizations for the rating of the Notes, (ix) the cost of providing any CUSIP or other identification numbers for the Notes, and (x) the fees and expenses of DTC or any successor depositary in connection with the Notes.

         If this Agreement is terminated by the Placement Agents in accordance with the provisions of Section 6 or Section 10(a)(i), the Company shall reimburse the Placement Agents for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Placement Agents.

         Section 6. Conditions of Placement Agents' Obligations. The several obligations of the Placement Agents as specified herein are subject to the accuracy of the representations and warranties of the Company herein contained, to the accuracy of the statements of the Company's officers made in any certificate pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder, and to the following further conditions:

         (a) At Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, (ii) the rating assigned by any nationally recognized statistical rating organization to any long-term debt securities of the Company as of the date hereof shall not have been lowered or withdrawn since such date nor shall any such rating organization have publicly announced that it has any long-term debt securities of the Company under surveillance or review, and (iii) there shall not have come to the attention of a Placement Agent any facts that would cause such Placement Agent to believe that the Prospectus, at the time it was required to be delivered to purchasers of the Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

         (b) At Closing Time, the Placement Agents shall have received:

                  (1) The favorable opinion, dated as of the Closing Time, of Latham & Watkins, counsel for the Company, in form and substance satisfactory to counsel for the Placement Agents, to the effect that:

                  (i) When executed, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, the Notes will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms.

                  (ii) The Indenture (assuming due authorization, execution and delivery by the Company and the Trustee) constitutes the valid and legally binding agreement of the Company, enforceable in accordance with its terms.

                  (iii) The Indenture has been duly qualified under the 1939
         Act.

                  (iv) The Registration Statement has become effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings therefor have been initiated or threatened by the Commission.

                  (v) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates, comply as to form in all material respects with the requirements for registration statements on Form S-3 under the 1933 Act, the 1939 Act and the 1933 Act Regulations; it being understood, however, that no opinion need be rendered with respect to the financial statements, schedules and other financial and statistical data included in, incorporated by reference in, or omitted from, the Registration Statement or the Prospectus or with respect to the Statement of Eligibility of the Trustee; and it being understood, further, that in passing upon the compliance as to form of the Registration Statement and the Prospectus, such counsel may assume that the statements made therein are correct and complete.

                  (vi) Each document filed pursuant to the 1934 Act and incorporated or deemed to be incorporated by reference in the Prospectus (other than the financial statements, schedules and other financial and statistical data included or omitted therein, as to which no opinion need be rendered) complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations. In passing upon compliance as to form of such documents, such counsel may assume that the statements made therein are correct and complete.

                  (vii) The Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (viii) No authorization, approval or consent of any court or governmental authority or agency is required under any United States federal or New York state statute, rule or regulation that has not been obtained in connection with the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as may be required under the 1933 Act, the 1934 Act, the 1939 Act, and state securities laws or real estate syndication laws.

                  (ix) The Company is not required to be registered under the 1940 Act.

                  (x) Commencing with the Company's taxable year beginning January 1, 1992, the Company has been organized in conformity with the requirements for qualification as a "real estate investment trust," and its method of operation will enable it to meet the requirements for qualification and taxation as a "real estate investment trust" under the Code, provided that such counsel's opinion as to this matter shall be conditioned upon certain representations as to factual matters made by the Company to such counsel as described therein.

                  (xi) The statements set forth (a) in the Prospectus under the caption "Material Federal Income Tax Considerations to us of our REIT Election" and (b) in the Prospectus Supplement under the caption "Certain U.S. Federal Income Tax Consequences to Non-United States Holders", to the extent such statements constitute matters of law, summaries of legal matters, or legal conclusions, have been reviewed by them and are accurate in all material respects.

         The opinions rendered in (i) and (ii) of subsection (b)(1) are subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; and (iii) no opinion need be rendered concerning the enforceability of the waiver of rights or defenses contained in Section 514 of the Indenture.

                  (2) The favorable opinion, dated as of the Closing Time, of Ballard Spahr Andrews Ingersoll, LLP, Maryland counsel to the Company, in form and substance satisfactory to counsel to the Placement Agents, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland.

                           (ii) The Company has corporate power and authority to
                  own, lease and operate its properties and to conduct its business as described in the Prospectus.

                           (iii) This Agreement has been duly authorized,
                  executed and delivered by the Company.

                           (iv) The Indenture has been duly authorized, executed
                  and delivered by the Company.

                           (v) The Notes, in the form(s) certified by the
                  Company as of the date hereof, have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement.

                           (vi) No authorization, approval or consent of any
                  court or governmental authority or agency is required under any Maryland state statute, rule or regulation that has not been obtained in connection with the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as may be required under state securities laws.

                  (3) The favorable opinion, dated as of the Closing Time, of Robert P. Schulman, Esq., counsel for the Company, or other counsel satisfactory to the Placement Agents, in form and substance satisfactory to counsel for the Placement Agents, to the effect that:

                  (i) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases real property, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (ii) To the best of his knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of the property of the Company or its subsidiaries is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                  (iii) To the best of his knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct, and, to the best of his knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage (except as otherwise described in the Prospectus), loan agreement, note, lease or other instrument so described, referred to or filed which would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (iv) To the best of his knowledge and information, the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court order or decree.

                  (v) Each of the partnership and joint venture agreements to which the Company or any of its subsidiaries is a party, and which relates to real property described in the Prospectus, has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by bankruptcy and general equitable principles and the execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter or by-laws of such party or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court order or decree.

                  (vi) The Company, its subsidiaries and the Related Entities hold title to the properties and assets described in the Prospectus, subject only to the liens and encumbrances securing indebtedness reflected in the Prospectus and such other liens, encumbrances and matters of record which do not materially and adversely affect the value of such properties and assets considered in the aggregate.

                  (vii) Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, to the best of his knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases real property, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of his knowledge and information, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Company or any of its subsidiaries and described in the Prospectus.

                  (4) The favorable opinion, dated as of the Closing Time, of Sidley Austin Brown & Wood LLP, counsel for the Placement Agents in form and substance satisfactory to the Placement Agents.

                  (5) In giving their opinions required by subsections (b)(1) and (b)(4), respectively, of this Section, Latham & Watkins (or other counsel satisfactory to the Placement Agents) and Sidley Austin Brown & Wood LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement or any amendment thereto, at the time it became effective (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment becomes effective or at the time of the most recent filing of such Annual Report, as the case may be) or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the date hereof or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that no opinion need be rendered with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus. In giving their opinions, Latham & Watkins, Robert P. Schulman, Esq., (or other counsel satisfactory to the Placement Agents), and Sidley Austin Brown & Wood LLP may rely, (1) as to matters involving the laws of the State of Maryland upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP (or other counsel reasonably satisfactory to counsel for the Placement Agents) in form and substance satisfactory to counsel for the Placement Agents, (2) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company, and (3) as to the qualification and good standing of the Company or any of its subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions.

         (c) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; and the Placement Agents shall have received a certificate of the Chief Executive Officer, the President or Vice President and the chief financial officer or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change and (ii) the representations and warranties in
Section 1 are true and correct with the same force and effect as though made at the Closing Time.

         (d) At the time of execution of this Agreement, the Placement Agents shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Placement Agents, to the effect that (i) they are independent accountants with respect to the Company within the meaning of the 1933 Act and the 1933 Act Regulations thereunder; (ii) it is their opinion that the consolidated financial statements and financial statement schedules of the Company and the historical summaries of revenue and certain operating expenses for the properties related thereto included or incorporated by reference in the Registration Statement and the Prospectus and audited by them and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) they have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim consolidated financial statements of the Company, a reading of the minute books of the Company, inquiries of certain officials of the Company who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that (A) any material modifications should be made to the unaudited financial statements and financial statement schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles, (B) the unaudited financial statements and financial statement schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it relates to Form 10-Q and the 1934 Act Regulations, (C) the unaudited operating data and balance sheet data of the Company in the Registration Statement and the Prospectus under the caption "Selected Consolidated Financial Data" were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, (D) the unaudited pro forma condensed financial statements included in or incorporated by reference in the Company's Registration Statement, if any, do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the 1933 Act or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements or (E) at a specified date not more than three days prior to the date hereof, there has been any change in the capital stock of the Company or in the consolidated long-term debt of the Company or any decrease in the net assets of the Company, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of the most recent consolidated statement of operations included or incorporated by reference in the Registration Statement and the Prospectus to a specified date not more than three days prior to the date hereof, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, or decrease in net income or net income per share of the Company, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the audit referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by the Placement Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

         (e) At Closing Time, the Placement Agents shall have received from PricewaterhouseCoopers LLP a letter dated as of the Closing Time to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the "specified date" referred to shall be a date not more than three days prior to Closing Time.

         (f) At Closing Time, counsel for the Placement Agents shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Placement Agents and counsel for the Placement Agents.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Placement Agents by notice to the Company at any time at or prior to the Closing Time, which notice shall be confirmed in writing by the Placement Agents as soon as reasonably practicable if so requested by the Company, and such termination shall be without liability of any party to any other party except as provided in Section 5 hereof.

         Section 7. Indemnification.

         (a) The Company agrees to indemnify and hold harmless each Placement Agent and each person, if any, who controls each Placement Agent within the meaning of Section 15 of the 1933 Act as follows:

                  (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission, or alleged omission therefrom, of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission referred to in subsection (1) above, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (3) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by the Placement Agents), as incurred, which was reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

         provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Placement Agent expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or made in reliance upon the Trustee's Statement of Eligibility filed as an exhibit to the Registration Statement; provided, further, that with respect to any preliminary prospectus, such indemnity shall not inure to the benefit of any Placement Agent (or the benefit of any person controlling such Placement Agent) if the person asserting any such losses, liabilities, claims, damages or expenses purchased the Notes which are the subject thereof through such Placement Agent and if such person was not sent or given a copy of the Prospectus (excluding any documents incorporated therein by reference) at or prior to confirmation of the sale of such Notes to such person in any case where such sending or giving is required by the 1933 Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus and the Prospectus was delivered to such Placement Agent a reasonable amount of time prior to the date of delivery of such confirmation.

         (b) Each Placement Agent severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Placement Agent expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         Section 8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Placement Agents with respect to the issuance and sale of the Notes shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Placement Agents in respect of such offering, as incurred, in such proportions that the Placement Agents are responsible for that portion represented by the percentage that the commission received by such Placement Agent bears to the total sales price from the sale of the Notes and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this
Section 8, no Placement Agent shall be required to contribute any amount in excess of the amount by which the total commission received by such Placement Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Placement Agent has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. The Placement Agents' obligation to contribute pursuant to this Section 8 shall be several in the same proportion specified in Schedule A attached hereto with respect to the aggregate principal amount of Notes whose offer to purchase is to be solicited by each Placement Agent. For purposes of this Section 8, each person, if any, who controls a Placement Agent within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Placement Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

         Section 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or investigation made by or on behalf of any Placement Agent or any controlling person, or by or on behalf of the Company and shall survive delivery of and payment for the Notes by the Trust.

         Section 10. Termination of Agreement.

         (a) The Placement Agents may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time if (i) there has been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis, the effect of which is such as to make it, in the judgment of the Placement Agents, impracticable or inadvisable to solicit offers for the Notes, or (iii) trading in any of the securities of the Company has been suspended by the Commission or the New York Stock Exchange, or if trading generally on either the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or the Nasdaq National Market or by order of the Commission or any other governmental authority, or if a general banking moratorium has been declared by Federal, New York or Maryland authorities, or
(iv) there has occurred a material disruption in securities settlement or clearance services, or (v) the rating assigned by any nationally recognized statistical rating organization to any long-term debt securities of the Company as of the date hereof shall have been lowered or withdrawn since such date or if any such rating organization shall have publicly announced, since the date hereof, that it has any long-term debt securities of the Company under surveillance or review.

         (b) In the event of any such termination, (x) the covenants set forth in Section 4 with respect to the issuance and sale of the Notes shall remain in effect so long as the Placement Agents are required to deliver a Prospectus in respect of sales of the Notes and (y) the covenant set forth in Section 4(h) hereof, the provisions of Section 5 hereof, the indemnity and contribution agreements set forth in Sections 7 and 8 hereof, and the provisions of Sections 9 and 13 hereof shall remain in effect.

         Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agents shall be directed to Banc of America Securities LLC, 100 North Tryon Street, 8th Floor, Charlotte, North Carolina 28255, Attn: Transaction Management, Facsimile (704) 388-9939, J.P. Morgan Securities Inc., 270 Park Avenue, 8th Floor, New York, New York 10017, Attn: Investment Grade Syndicate Desk, 8th Floor, Facsimile (212) 834-6081, Fleet Securities, Inc., 100 Federal Street, Boston, Massachusetts 12110, Attn: John Crees, Managing Director,

Facsimile (617) 434-8702, HSBC Securities (USA) Inc., 452 Fifth Avenue, New York, New York 10018, Attn: Debt Capital Markets Syndicate Desk, Facsimile (212) 525-0238, Wachovia Securities, Inc., 301 South College Street, DC-8, Charlotte, North Carolina 28288-0602, Attn: Investment Grade Syndicate Desk, Facsimile
(704) 383-9165; and notices to the Company shall be directed to it at 3333 New Hyde Park Road, New Hyde Park, New York, 11042-0020, attention of Milton Cooper, Chairman of the Board.

         Section 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Placement Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation; provided, however, that the Depositor and the Certificates Trustee (on behalf of holders and beneficial owners of Certificates) are third party beneficiaries of the Company's obligation to accept in whole each offer to purchase Notes at a price at least equal to 100% of the principal amount thereof that a Placement Agent orally communicates to the Company, not to exceed $35,000,000 aggregate principal amount of Notes.

         Section 13. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

         Section 14. Counterparts. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall constitute a single instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Placement Agents and the Company in accordance with its terms.


                                          Very truly yours,

                                          KIMCO REALTY CORPORATION


                                          By:     /s/ Glenn G. Cohen
                                             -----------------------------------
                                             Name:    Glenn G. Cohen
                                             Title:   Vice President - Treasurer


Confirmed and Accepted,
as of the date first above written:

BANC OF AMERICA SECURITIES LLC


By: /s/ Lily Chang
   ----------------------------------
         Authorized Signatory


J.P. MORGAN SECURITIES INC.


By: /s/ Maria Sramek
   ----------------------------------
         Authorized Signatory



FLEET SECURITIES, INC.


By: /s/ John Crees
   ----------------------------------
         Authorized Signatory



HSBC SECURITIES (USA) INC.


By: /s/ James Brucia
   ----------------------------------
         Authorized Signatory



WACHOVIA SECURITIES, INC.



By: /s/ Keith Mauney
   ----------------------------------
         Authorized Signatory

                                   SCHEDULE A6


Placement Agent                                       Principal Amount of Notes
---------------                                       -------------------------

Banc of America Securities LLC...................            $17,500,000
J.P. Morgan Securities Inc.......................             14,000,000
Fleet Securities, Inc............................              1,190,000
HSBC Securities (USA) Inc........................              1,155,000
Wachovia Securities, Inc.........................              1,155,000
                                                             -----------
       Total.....................................            $35,000,000
                                                             ===========